POWER OF ATTORNEY




                  Each person whose signature appears below hereby constitutes and appoints any one of MARTIN M. KOFFEL and KENT P. AINSWORTH, each with full power to act without the other, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on SEC Form 10-K for fiscal year 1996 of URS Corporation, and any or all amendments thereto, and to file the same with all the exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all extents and purposes as he might or could do in person, thereby ratifying and confirming all that such attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                  This  Power  of   Attorney   may  be   executed   in  separate
counterparts.


Dated:            December 17, 1996.




/s/ Richard C. Blum                         /s/ S. Robert Foley
--------------------------                  --------------------------
Richard C. Blum                             S. Robert Foley
Director                                    Director



/s/ Emmet J. Cashin, Jr.                    /s/ Robert D. Glynn, Jr.
--------------------------                  --------------------------
Emmet J. Cashin, Jr.                        Robert D. Glynn, Jr.
Director                                    Director



/s/ Robert L. Costello                      /s/ Martin M. Koffel
--------------------------                  --------------------------
Robert L. Costello                          Martin M. Koffel
Director                                    Director




/s/ Armen Der Marderosian                   /s/ Richard B. Madden
--------------------------                  --------------------------
Armen Der Marderosian                       Richard B. Madden
Director                                    Director

/s/ Richard Q. Praeger                      /s/ William D. Walsh
--------------------------                  --------------------------
Richard Q. Praeger                          William D. Walsh
Director                                    Director



/s/ Irwin L. Rosenstein
--------------------------
Irwin L. Rosenstein
Director